UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2022

Assembly Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35005	20-8729264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Oyster Point Blvd., Fourth Floor, South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (833) 509-4583

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	ASMB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Assembly Biosciences, Inc. (the “Company”) Annual Meeting of Stockholders held on May 25, 2022 (the “Annual Meeting”), the Company’s stockholders approved Amendment No. 5 (the “Amendment”) to the Assembly Biosciences, Inc. Stock Incentive Plan (the “2018 Plan”) to increase the number of shares reserved for issuance thereunder from 6,600,000 shares of common stock to 8,600,000 shares. A copy of the Amendment is attached as Exhibit 10.1 and is incorporated herein by reference.

A summary of the material terms of the 2018 Plan, as amended by the Amendment, is set forth as a part of Proposal 4 in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2022 (the “Proxy Statement”) and is incorporated by reference herein. That summary is qualified in its entirety by reference to the full text of the 2018 Plan incorporating the Amendment, set forth as Appendix B of the Proxy Statement, which is also incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved a proposal to adopt the Sixth Amended and Restated Certificate of Incorporation, which amends and restates the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock, par value $0.001 per share, from 100,000,000 shares to 150,000,000 shares. The Sixth Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on May 25, 2022. A copy of the Sixth Amended and Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 25, 2022, the matters listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting through the solicitation of proxies. Detailed descriptions of each of the proposals are included in the Proxy Statement. The results of the stockholders’ votes are as follows:

1.

William R. Ringo, Jr., Anthony E. Altig, Gina Consylman, Richard D. DiMarchi, Ph.D., Sir Michael Houghton, Ph.D., Lisa R. Johnson-Pratt, M.D., Susan Mahony, Ph.D. and John G. McHutchison, A.O., M.D. were each elected to serve on the Company’s Board of Directors  until the Company’s 2023 annual meeting of stockholders and until their successors are duly elected and qualified.

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
William R. Ringo, Jr.	16,272,456	730,498	301,943	8,711,873
Anthony E. Altig	16,271,194	730,394	303,309	8,711,873
Gina Consylman	16,461,347	536,385	307,165	8,711,873
Richard D. DiMarchi, Ph.D.	16,467,724	535,630	301,543	8,711,873
Sir Michael Houghton, Ph.D.	16,559,866	443,463	301,568	8,711,873
Lisa R. Johnson-Pratt, M.D.	16,466,173	536,743	301,981	8,711,873
Susan Mahony, Ph.D.	16,491,969	511,319	301,609	8,711,873
John G. McHutchison, A.O., M.D.	16,523,026	516,445	265,426	8,711,873
2.	The stockholders approved, on a non-binding advisory basis, the Company’s named executive officers’ compensation disclosed in the Proxy Statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
13,062,278	4,152,970	89,649	8,711,873

3.	The stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstain	Broker Non-Votes
25,379,797	291,273	345,700	0

4.	The stockholders approved an amendment to the 2018 Plan to increase the number of shares reserved for issuance thereunder by 2,000,000.
Votes For	Votes Against	Abstain	Broker Non-Votes
15,368,256	1,901,972	34,669	8,711,873

5.

The stockholders approved the amendment and restatement of the Company’s Fifth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 150,000,000 shares.

Votes For	Votes Against	Abstain	Broker Non-Votes
24,608,053	1,382,818	25,899	0

6.	The stockholders approved a stock option exchange program for non-executive employees.

Votes For	Votes Against	Abstain	Broker Non-Votes
15,974,727	1,264,069	66,101	8,711,873

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Sixth Amended and Restated Certificate of Incorporation, dated May 25, 2022.
10.1	Amendment No. 5 to Assembly Biosciences, Inc. 2018 Stock Incentive Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Assembly Biosciences, Inc.

Date: May 27, 2022	By:	/s/ Jason A. Okazaki
Jason A. Okazaki
Chief Operating Officer

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